UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported) April 20, 2021

Carnival Corporation	Carnival plc
(Exact name of registrant as specified in its charter)	(Exact name of registrant as specified in its charter)

Republic of Panama	England and Wales
(State or other jurisdiction of incorporation)	(State or other jurisdiction of incorporation)

1-9610	1-15136
(Commission File Number)	(Commission File Number)

59-1562976	98-0357772
(I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)

3655 N.W. 87th Avenue Miami, Florida 33178-2428 United States of America	Carnival House 100 Harbour Parade Southampton SO15 1ST United Kingdom
(Address of principal executive offices) (Zip code)	(Address of principal executive offices) (Zip code)

(305) 599-2600	011 44 23 8065 5000
(Registrant’s telephone number, including area code)	(Registrant’s telephone number, including area code)

None	None
(Former name or former address, if changed since last report.)	(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	CCL	New York Stock Exchange, Inc.
Ordinary Shares each represented by American Depositary Shares ($1.66 par value), Special Voting Share, GBP 1.00 par value and Trust Shares of beneficial interest in the P&O Princess Special Voting Trust
	CUK	New York Stock Exchange, Inc.
1.875% Senior Notes due 2022	CUK22	New York Stock Exchange LLC
1.000% Senior Notes due 2029	CUK29	New York Stock Exchange LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 5 – Corporate Governance and Management.
Item 5.07 – Submission of Matters to a Vote of Security Holders.
The annual meetings of shareholders of Carnival Corporation and Carnival plc were held on April 20, 2021 (the “Annual Meetings”). On all matters which came before the Annual Meetings, holders of Carnival Corporation common stock and Carnival plc ordinary shares were entitled to one vote for each share held. Proxies for 694,388,982 shares entitled to vote were received in connection with the Annual Meetings.
The matters which were submitted to Carnival Corporation and Carnival plc’s shareholders for approval at the Annual Meetings and the tabulation of the final votes with respect to each such matter were as follows:
Director Elections.

	Proposal	For	Against	Abstain	Broker Non-Votes
1.	To re-elect Micky Arison as a director of Carnival Corporation and Carnival plc	486,674,702	29,178,010	1,659,553	176,876,717
2.	To re-elect Sir Jonathon Band as a director of Carnival Corporation and Carnival plc	487,769,759	28,030,472	1,712,033	176,876,717
3.	To re-elect Jason Glen Cahilly as a director of Carnival Corporation and Carnival plc	511,436,618	3,216,243	2,859,404	176,876,717
4.	To re-elect Helen Deeble as a director of Carnival Corporation and Carnival plc	508,421,340	6,355,184	2,735,741	176,876,717
5.	To re-elect Arnold W. Donald as a director of Carnival Corporation and Carnival plc	505,972,634	9,900,709	1,638,922	176,876,717
6.	To elect Jeffrey J. Gearhart as a director of Carnival Corporation and Carnival plc	510,218,289	4,481,780	2,812,196	176,876,717
7.	To re-elect Richard J. Glasier as a director of Carnival Corporation and Carnival plc	475,298,878	40,491,605	1,721,781	176,876,717
8.	To re-elect Katie Lahey as a director of Carnival Corporation and Carnival plc	503,685,017	11,060,511	2,766,736	176,876,717
9.	To re-elect Sir John Parker as a director of Carnival Corporation and Carnival plc	460,837,307	54,957,834	1,717,123	176,876,717
10.	To re-elect Stuart Subotnick as a director of Carnival Corporation and Carnival plc	450,433,899	65,346,004	1,732,361	176,876,717
11.	To re-elect Laura Weil as a director of Carnival Corporation and Carnival plc	480,214,523	35,616,848	1,680,893	176,876,717
12.	To re-elect Randall J. Weisenburger as a director of Carnival Corporation and Carnival plc	476,866,056	38,922,216	1,723,992	176,876,717
Other Matters.

13.	To approve, on a (non-binding) advisory basis, executive compensation	463,375,416	50,700,481	3,436,367	176,876,717
14.	To approve, on a (non-binding) advisory basis, the Carnival plc Directors’ Remuneration Report	482,163,351	31,952,803	3,396,110	176,876,717

	Proposal	For	Against	Abstain	Broker Non-Votes
15.	To re-appoint the UK firm of PricewaterhouseCoopers LLP as independent auditors for Carnival plc and to ratify the selection of the U.S. firm of PricewaterhouseCoopers LLP as the independent registered public accounting firm for Carnival Corporation	655,073,342	36,146,930	3,168,709	0
16.	To authorize the Audit Committee of Carnival plc to determine the remuneration of the independent auditors of Carnival plc	683,470,354	7,597,046	3,321,582	0
17.	To receive the UK accounts and reports of the Directors and auditors of Carnival plc for the year ended November 30, 2020	680,097,121	2,070,987	12,220,873	0
18.	To approve the giving of authority for the allotment of new shares by Carnival plc	655,968,292	34,742,151	3,678,539	0
19.	To approve the disapplication of pre-emption rights in relation to the allotment of new shares by Carnival plc	679,276,611	10,830,050	4,282,321	0
20.	To approve a general authority for Carnival plc to buy back Carnival plc ordinary shares in the open market	672,281,145	16,930,498	5,177,338	0
21.	To approve the Amendment of the Carnival Corporation 2020 Stock Plan	499,155,447	16,213,757	2,140,210	176,876,717

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Carnival Corporation		Carnival plc

By:	/s/ Enrique Miguez	By:	/s/ Enrique Miguez
Name:	Enrique Miguez	Name:	Enrique Miguez
Title:	General Counsel	Title:	General Counsel
Date:	April 26, 2021	Date:	April 26, 2021